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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 28, 2005

                                PPT VISION, INC.
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             (Exact name of Registrant as specified in its charter)

        Minnesota                          0-11518               41-1413345
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)

                12988 Valley View Road
                Eden Prairie, Minnesota                            55344
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        (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (952) 996-9500

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Items 1, 3-8 are not applicable and therefore omitted.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        Pursuant to Item 2.02 of Form 8-K, Disclosure of Results of Operations and Financial Condition, PPT Vision, Inc. hereby furnishes a press release, issued on February 28, 2005 disclosing material non-public information regarding its results of operations for the quarter ended January 31, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as Exhibits to this Report:

Exhibit No.     Description of Exhibit
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99.1            Press release issued February 28, 2005.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                      PPT VISION, INC.

                                                      By /s/ Timothy C. Clayton
                                                         -----------------------
                                                         Timothy C. Clayton
                                                         Chief Financial Officer

Dated:  February 28, 2005